UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 12/17/2010

First Data Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-11073

Delaware	47-0731996
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

5565 Glenridge Connector, N.E.

Suite 2000

Atlanta, Georgia 30342

(Address of principal executive offices, including zip code)

(404) 890-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Summary

On December 17, 2010, First Data Corporation completed its previously announced private exchange offers (the “Exchange Offers”), in which the Company offered to exchange its 9.875% Senior Notes due 2015 and its 10.550% Senior PIK Notes due 2015, subject to the Maximum Exchange Amount (as defined below), for the new securities, payable (i) 50% in new 8.25% Senior Second Lien Notes due 2021 (the “cash-pay notes”) or, at the election of each holder who tendered prior to the early tender date and subject to the Maximum New PIK Toggle Amount (as defined below), in new 8.75/10.00% PIK Toggle Senior Second Lien Notes due 2022 (the “PIK toggle notes” and, together with the cash-pay notes, the “second lien notes”), and (ii) 50% in new 12.625% Senior Notes due 2021 (the “unsecured notes” and together with the second lien notes, the “new notes”). The maximum aggregate principal amount of new notes issuable in the Exchange Offers was $6.0 billion (the “Maximum Exchange Amount”). The maximum aggregate principal amount of PIK toggle notes issuable in the Exchange Offers was $1.0 billion (the “Maximum New PIK Toggle Amount”). The Exchange Offers expired at midnight, New York City time, on December 15, 2010. The “Company,” “we,” “us” and “our” refer to First Data Corporation and its consolidated subsidiaries.

1.     Indenture, Security Agreement and Pledge Agreement with respect to 8.25% Senior Second Lien Notes due 2021 and the 8.75/10.00% PIK Toggle Senior Second Lien Notes due 2022

On December 17, 2010, the Company issued $1,999,703,000 aggregate principal amount of cash-pay notes, which mature on January 15, 2021, and $1,000,000,000 aggregate principal amount of PIK toggle notes, which mature on January 15, 2022, pursuant to an indenture, dated December 17, 2010, among the Company, the subsidiary guarantors and Wells Fargo Bank, National Association, as trustee. On December 17, 2010, the Company also entered into a Security Agreement (the “Security Agreement”) and a Pledge Agreement (the “Pledge Agreement”), each dated as of December 17, 2010, among the Company, the subsidiary guarantors and Wells Fargo Bank, National Association, as collateral agent.

Interest Rates

Interest on the cash-pay notes will be payable in cash and accrue at the rate of 8.25% per annum. Cash interest on the PIK toggle notes will accrue at a rate of 8.75% per annum and PIK interest will accrue at a rate of 10.00% per annum. The initial interest payment on the PIK toggle notes will be payable in cash. For any interest period thereafter through and including the interest period ending January 15, 2014 we may elect to pay interest on the PIK toggle notes (i) entirely in cash, (ii) entirely by increasing the aggregate principal amount of the outstanding PIK toggle notes or by issuing PIK notes

(“PIK Interest”), or (iii) on 50% of the outstanding aggregate principal amount of the PIK toggle notes in cash and on 50% of the outstanding aggregate principal amount of the outstanding PIK toggle notes by increasing the aggregate principal amount of the outstanding PIK toggle notes or by issuing PIK notes (“Partial PIK Interest”). After January 15, 2014, all interest on the PIK toggle notes will be payable in cash. If we elect to pay PIK Interest or Partial PIK Interest, we will increase the principal amount of the PIK toggle notes or issue PIK toggle notes in an amount equal to the amount of PIK Interest or the portion of Partial PIK Interest payable in PIK toggle notes for the applicable interest payment period (rounded up to the nearest $1.00) to holders of the PIK toggle notes on the relevant record date. Interest on the second lien notes is payable semi-annually in arrears on January 15 and July 15, commencing on July 15, 2011.

Ranking

The second lien notes:

•	rank senior in right of payment to any existing and future subordinated indebtedness;

•	rank equally in right of payment with all of our existing and future senior indebtedness;

•	are effectively senior in right of payment to indebtedness under our existing senior unsecured notes to the extent of the collateral securing the second lien notes;

•

are effectively junior in right of payment with indebtedness under our senior secured credit facilities and other first lien obligations to the extent of the collateral securing such indebtedness and obligations; and

•

are effectively subordinated to all existing and future indebtedness and other liabilities of our non-guarantor subsidiaries (other than indebtedness and liabilities owed to us or one of our guarantor subsidiaries).

Guarantees

The second lien notes are jointly and severally and fully and unconditionally guaranteed on a senior secured basis by each of our existing and future direct and indirect wholly owned domestic subsidiaries that guarantees our senior secured credit facilities, subject to certain exceptions. Each of the guarantees of the second lien notes is a general senior obligation of each guarantor and:

•	ranks senior in right of payment to all existing and future subordinated indebtedness of the guarantor subsidiary;

•	ranks equally in right of payment with all existing and future senior indebtedness of the guarantor subsidiary;

•	is effectively senior in right of payment to the guarantees of our existing senior unsecured notes to the extent of the guarantor subsidiary’s collateral securing the second lien notes;

•

is effectively junior in right of payment to the guarantees of our senior secured credit facility and other first lien obligations to the extent of the guarantor subsidiary’s collateral securing such indebtedness and obligations; and

•	is effectively subordinated to all existing and future indebtedness and other liabilities of any subsidiary of such a guarantor that is not also a guarantor of the second lien notes.

Any guarantee of the second lien notes will be released in the event such guarantee is released under our senior secured credit facilities.

Security

Pursuant to the Security Agreement and the Pledge Agreement, the second lien notes and guarantees are secured by second-priority liens, subject to permitted liens, on certain of our assets and the assets of the subsidiary guarantors that secure our senior secured credit facilities including:

•

substantially all the capital stock of any of our wholly owned first-tier subsidiaries or of any subsidiary guarantor of the second lien notes (but limited to 65% of the voting stock of any such material wholly owned first-tier subsidiary that is a foreign subsidiary); and

•

substantially all tangible and intangible assets of our company and each subsidiary guarantor, other than (1) certain real property, (2) settlement assets and (3) deposit accounts, other bank or securities accounts, cash, leaseholds, excluded stock and stock equivalents, motor vehicles and other customary exceptions.

Prepayments and Redemptions

We are required to make an offer to repay the second lien notes with net proceeds from specified asset sales, subject to the right to repay other senior secured debt and certain other types of indebtedness or reinvest such proceeds in our business. In addition, we will be required to offer to repay the second lien notes upon the occurrence of a change of control.

We may redeem the second lien notes, in whole or in part, at any time prior to January 15, 2016, at a price equal to 100% of the principal amount of the cash-pay notes and/or PIK toggle notes redeemed plus accrued and unpaid interest to the redemption date and a “make-whole premium.” Thereafter, we may redeem the second lien notes, in whole or in part, at established redemption prices. In addition, on or prior to January 15, 2014, we may redeem up to 35% of the aggregate principal amount of the cash-pay notes and of the PIK toggle notes, respectively, with the net cash proceeds from certain equity offerings at established redemption prices.

Certain Covenants and Events of Default

The indenture governing the second lien notes contains a number of covenants that, among other things, restricts, subject to certain exceptions, our ability to:

•	incur additional debt or issue certain preferred shares;

•	pay dividends on or make other distributions in respect of our capital stock or make other restricted payments;

•	make certain investments;

•	sell certain assets;

•	create liens on certain assets to secure debt;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of our assets;

•	enter into certain transactions with our affiliates; and

•	designate our subsidiaries as unrestricted subsidiaries.

In addition, the indenture governing the second lien notes imposes certain requirements as to future subsidiary guarantors. The indenture governing the second lien notes also contains certain customary events of default.

2.	Indenture with respect to 12.625% Senior Notes due 2021

On December 17, 2010, the Company issued $3,000,000,000 aggregate principal amount of 12.625% Senior Notes due 2021 (the “unsecured notes”), which mature on January 15, 2021, pursuant to an indenture, dated December 17, 2010, among the Company, the subsidiary guarantors and Wells Fargo Bank, National Association, as trustee. On December 17, 2010, the Company and the guarantors of the unsecured notes entered into a registration rights agreement with the dealer managers with respect to the unsecured notes (the “Registration Rights Agreement”).

Interest Rate

Interest on the unsecured notes will be payable in cash and accrue at the rate of 12.625% per annum, and the unsecured notes will mature on January 15, 2021. Interest on the unsecured notes is payable semi-annually in arrears on January 15 and July 15, commencing on July 15, 2011.

Ranking

The unsecured notes:

•	rank senior in right of payment to any existing and future subordinated indebtedness;

•	rank equally in right of payment with all of our existing and future senior indebtedness;

•	are effectively junior in right of payment to all secured indebtedness to the extent of the collateral securing such indebtedness; and

•

are effectively subordinated in right of payment to all existing and future indebtedness and other liabilities of our non-guarantor subsidiaries (other than indebtedness and liabilities owed to us or one of our guarantor subsidiaries).

Guarantees

The unsecured notes are jointly and severally and fully and unconditionally guaranteed on a senior basis by each of our existing and future direct and indirect wholly owned domestic subsidiaries that guarantees our senior secured credit facilities, subject to certain exceptions. Each of the guarantees of the unsecured notes is a general senior obligation of each guarantor and:

•	rank senior in right of payment to any existing and future subordinated indebtedness;

•	rank equally in right of payment with all of our existing and future senior indebtedness;

•	is effectively junior in right of payment to all secured indebtedness, to the extent of the collateral securing such indebtedness; and

•	is effectively subordinated to all existing and future indebtedness and other liabilities of any subsidiary of a guarantor that is not also a guarantor of the unsecured notes.

Any guarantee of the unsecured notes will be released in the event such guarantee is released under our senior secured credit facilities.

Prepayments and Redemptions

We are required to make an offer to repay the unsecured notes with net proceeds from specified asset sales, subject to the right to repay other senior secured debt and certain other types of indebtedness or reinvest such proceeds in our business. In addition, we will be required to offer to repay the unsecured notes upon the occurrence of a change of control.

We may redeem the unsecured notes, in whole or in part, at any time prior to January 15, 2016, at a price equal to 100% of the principal amount of the unsecured notes redeemed plus accrued and unpaid interest to the redemption date and a “make-whole premium.” Thereafter, we may redeem the unsecured notes, in whole or in part, at established redemption prices. In addition, on or prior to January 15, 2014, we may redeem up to 35% of the aggregate principal amount of the unsecured notes with the net cash proceeds from certain equity offerings at established redemption prices.

Certain Covenants and Events of Default

The indenture governing the unsecured notes contains a number of covenants that, among other things, restricts, subject to certain exceptions, our ability to:

•	incur additional debt or issue certain preferred shares;

•	pay dividends on or make other distributions in respect of our capital stock or make other restricted payments;

•	make certain investments;

•	sell certain assets;

•	create liens on certain assets to secure debt;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of our assets;

•	enter into certain transactions with our affiliates; and

•	designate our subsidiaries as unrestricted subsidiaries.

In addition, the indenture governing the unsecured notes imposes certain requirements as to future subsidiary guarantors. The indenture governing the unsecured notes also contains certain customary events of default.

Registration Rights Agreement

In the Registration Rights Agreement, the Company and the subsidiary guarantors have agreed to use their reasonable best efforts to register with the Securities and Exchange Commission notes having substantially identical terms to the unsecured notes, as part of an offer to exchange freely tradable exchange notes for the unsecured notes.

The Company and the guarantors have agreed to use their reasonable best efforts to cause the exchange offer to be completed or, if required, to have one or more shelf registration statements declared effective, within 360 days after the issue date of the unsecured notes.

If the Company fails to satisfy this obligation (a “registration default”), the annual interest rate on the unsecured notes will increase by 0.25%. The annual interest rate on the unsecured notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 0.50% per year. If the Company cures the registration default, the applicable interest rate on the unsecured notes will revert to the original rate.

If the Company must pay additional interest, the Company will pay it to the holders of the unsecured notes in cash on the same dates that it makes other interest payments on the unsecured notes, until the registration default is cured.

The foregoing description of the Registration Rights Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Registration

Rights Agreement, which is filed as Exhibit 10.5 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01. Other Events

On December 17, 2010, the Company issued a press release to announce the expiration and final results of the Exchange Offers. The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Summary” is incorporated by reference in this Item 8.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Indenture, dated as of December 17, 2010, among the Company, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee, governing the 8.25% Senior Second Lien Notes due 2021 and the 8.75/10.00% PIK Toggle Senior Second Lien Notes due 2022.

10.2	Indenture, dated as of December 17, 2010, among the Company, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee, governing the 12.625% Senior Notes due 2021.

10.3	Pledge Agreement, dated as of December 17, 2010, among the Company, the other pledgors named therein and Wells Fargo Bank, National Association, as collateral agent.

10.4	Security Agreement, dated as of December 17, 2010, among the Company, the other grantors named therein and Wells Fargo Bank, National Association, as collateral agent.

10.5	Registration Rights Agreement, dated as of December 17, 2010, among the Company, the subsidiary guarantors named therein and the dealer managers named therein.

99.1	Press release dated December 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION

By:	/s/ Stanley J. Andersen
	Name:	Stanley J. Andersen
	Title:	Vice President and Assistant Secretary

Date: December 22, 2010